Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 11, 2017, by and between Emergent Capital, Inc., a Florida corporation (the “Company”), and Brennan Opportunities Fund I LP, a Delaware limited partnership (the “Purchaser”, and together with the Company, the “Parties”).
WHEREAS, the Company and the Purchaser are parties to that certain Securities Purchase Agreement dated as of date hereof (the “Securities Purchase Agreement”) pursuant to which, among other things, the Company shall issue and sell to the Purchaser 12,500,000 shares of Common Stock (as defined below);
WHEREAS, it is a condition under the Securities Purchase Agreement that this Agreement be executed by the Parties, and the Parties are willing to execute this Agreement and to be bound by the provisions hereof.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.Definitions.
As used in this Agreement, the following terms have the meanings indicated below. Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them in Securities Purchase Agreement.
“Affiliate” means, in respect of any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, the first Person.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Boca Raton, Florida or Waco, Texas, are authorized or required to close.
“Closing Date” means July 28, 2017.
“Common Stock” means the common stock of the Company, par value $.01 per share.
“Demand Notice” has the meaning given such term in Section 2(b).
“Demand Party” has the meaning given such term in Section 2(b).
“Effectiveness Period” has the meaning given such term in Section 2(d)(i).
“Holder” means each and/or any of, (i) the Purchaser and (ii) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 7(c) hereof.
“Holder Indemnified Person” has the meaning given such term in Section 4(a).
“Holder Underwriter Registration Statement” has the meaning given such term in Section 2(d)(xii).

“July Registration Rights Agreement” means that certain Registration Rights Agreement dated as of July 28, 2017, by and among the Company and the parties listed on Schedule A, Schedule B and Schedule C attached thereto, as same may be amended and supplemented from time to time.
“Losses” has the meaning given such term in Section 4(a).
“Opt Out Notice” has the meaning given such term in Section 2(c).
“Other Holder” has the meaning given such term in Section 2(b).
“Other Notice” has the meaning given such term in Section 2(b).
“Party” has the meaning given such term in the preamble.
“Person” means any individual, partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other entity.
“Piggyback Offering Notice” has the meaning given such term in Section 2(c).
“Prospectus” means the prospectus included in the Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Registrable Securities” means (a) the Shares and (b) any securities issued in exchange for or in replacement of Registrable Securities; provided, however, that Registrable Securities shall not include:  (i) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (ii) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 such that the transferee thereof does not receive “restricted securities” as defined in Rule 144; and (iii) any Shares that cease to be outstanding.
“Registration Expenses” has the meaning given such term in Section 3.
“Registration Statement” has the meaning given such term in Section 2(a).
“Securities Purchase Agreement” has the meaning given such term in the recitals.
“S-3 Shelf Registration Statement” has the meaning given such term in Section 2(a).
“Shares” means shares of Common Stock to be issued and sold pursuant to the Securities Purchase Agreement and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such Shares by reason of or in connection with any stock dividend, stock split, reverse stock split, combination, reclassification, merger, consolidation, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.
“Suspension Notice” has the meaning given such term in Section 2(f).

“Suspension Period” has the meaning given such term in Section 2(f).
“Underwritten Shelf Take-Down” has the meaning given such term in Section 2(b).
Unless the context requires otherwise: (a)  references to Sections refer to Sections of this Agreement; (b) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (c)  the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (d) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (e) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (f) references to any Person include such Person’s successors and permitted assigns; and (g) references to “days” are to calendar days unless otherwise indicated.
2.    Registration Procedures; Transfer of Shares After Registration; Suspension Period.
(a)    As soon as reasonably practicable after the date of this Agreement, and in any event within 60 days following the Closing Date, the Company shall prepare and file with the SEC a shelf registration statement on an appropriate form under the Securities Act covering the resale of the Registrable Securities (the “Registration Statement”) and the Company shall use its best efforts to cause the Registration Statement to be declared effective upon the earliest to occur of (i) the date that is 120 days after the Closing Date, (ii) the date that is two (2) Business Days after the date that the SEC communicates to the Company that it has no comments to the Registration Statement, and (iii) the date that is two (2) Business Days after the date that the SEC communicates to the Company that all comments with respect to the Registration Statement have been resolved. The Registration Statement when declared effective will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of the Prospectus, in the light of the circumstances under which a statement is made). If the Company subsequently becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company shall promptly give notice of such eligibility to the Holders and may (unless the Holders reasonably object) or shall, at the request of the Holders, promptly convert the Registration Statement to a registration statement on Form S-3 or such other short-form registration statement by means of a post-effective amendment or otherwise (the “S-3 Shelf Registration Statement”) for the resale of any then existing Registrable Securities unless any Holder with Registrable Securities registered under the Registration Statement notifies the Company within ten (10) Business Days of receipt of the Company’s notice that such conversion would interfere with its distribution of Registrable Securities already in progress and provides a reasonable explanation therefor, in which case the Company will delay the conversion of the Registration Statement for a reasonable time after receipt of the first such notice, not to exceed 30 days in the aggregate, for all Holders requesting such suspension (unless the Company, at such time as the conversion to Form S-3 or such other short-form registration statement may occur, would otherwise be required to amend the Registration Statement and require that Holders suspend sales). Upon the effectiveness of the S-3 Shelf Registration Statement, all references to the Registration Statement in this Agreement shall then automatically be deemed to be a reference to the S-3 Shelf Registration Statement.
(b)    Notwithstanding Section 2(a), Holders (i) holding at least 45% of the aggregate Registrable Securities outstanding as of the date hereof then held by the Holders or (ii) who wish to dispose of Registrable Securities and who reasonably anticipate gross proceeds from an underwritten offering and sale of such Registrable Securities would be at least $3 million (in either case, each such Holder, a “Demand Party” and collectively, the “Demand Parties”) by written request (a “Demand Notice”) to the Company may notify the Company of their intention to have the Company initiate an underwritten offering and sale of Registrable Securities pursuant to the Registration Statement (an “Underwritten Shelf Take-Down”). Within three (3) Business Days after receipt of a Demand Notice, the Company shall give written notice (the “Other Notice”) to the Holders other than the Demand Parties (each, an “Other Holder”) regarding such Demand Notice, and any Other Holder that wishes to have its Registrable Securities included in such Underwritten Shelf Take-Down must, within ten (10) Business Days of receiving the Other Notice, notify the Company in writing of the amount of such Other Holder’s Registrable Securities to be included in such Underwritten Shelf Take-Down. Upon such request and notice(s), the Company shall file and use its best efforts to have declared effective, if applicable, an amendment or supplement to the Registration Statement for such purpose as soon as practicable.
(i)    In the event of an Underwritten Shelf Take-Down, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in such underwriting (unless otherwise mutually agreed by a majority in interest, based on the number of Shares to be included in the Underwritten Shelf Take-Down, of the Demand Party(ies) and such Holder) to the extent provided herein. The Company and all the Holders proposing to include Registrable Securities in such Underwritten Shelf Take-Down shall enter into an underwriting agreement in customary form with a managing underwriter or underwriters selected for such Underwritten Shelf Take-Down by the Demand Parties and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2(b), if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation on the number of securities to be underwritten, or if counsel to the Company or the underwriter(s) advise in writing that the rules or regulations of the Securities Act require such a limitation on the number of securities to be underwritten, then the Company shall so advise all the Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among such Holders of Registrable Securities pro rata based on the ratio that the number of Registrable Securities that each such Holder requesting registration (including the Demand Party or Demand Parties, as applicable) requested to be included in such Underwritten Shelf Take-Down bears to the total number of Registrable Securities that all Demand Parties and Other Holders requested to be included in such Underwritten Shelf Take-Down; provided, that if, as a result of such pro-ration, any Demand Party or Other Holder shall not be entitled to include in a registration all Registrable Securities of the class that such Holder had requested be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to have a corresponding increase in the amount of Registrable Securities to be included in such Underwritten Shelf Take-Down; provided, however, that such withdrawal or reduction (x) must be made in writing by the Holder desiring to effect such withdrawal or reduction prior to the earlier of the execution of the underwriting agreement and the execution of the custody agreement with respect to such registration and (y) shall be irrevocable; provided, however, that in any underwritten offering of securities in connection with an Underwritten Shelf Take-Down, the right of the underwriter(s) to exclude securities (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that all originally issued securities by the Company and all securities that are not Registrable Securities and are held by any Person other than the Holder, including, without limitation, any Person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If any Holder disapproves of the terms of any such underwriting with respect to an Underwritten Shelf Take-Down, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), which notice shall be delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.
(ii)    The Company shall be obligated to effect only two (2) such registrations pursuant to this Section 2(b); provided, that a registration requested pursuant to this Section 2(b) shall not be deemed to have been effected unless the relevant amendment or supplement to the Registration Statement (i) has been filed with the SEC and, if required, been declared effective by the SEC, (ii) has remained effective for the period set forth below and (iii) is not subject to any stop order, injunction or other order or requirement of the SEC (other than any such stop order, injunction, or other requirement of the SEC prompted by act or omission of the Holders of Registrable Securities) that has not been withdrawn; provided, however, that if, after a registration statement has become effective, an offering of Registrable Securities pursuant to such registration statement is terminated by any stop order, injunction, or other order of the SEC or other Governmental Authority or Judicial Authority, such registration pursuant thereto will be deemed not to have been effected and will not count as a registration pursuant to this Section 2(b) for purposes of the limitations set forth in this paragraph. In addition, a registration will not count as a registration pursuant to this Section 2(b) for purposes of the limitations set forth in this paragraph if, (A) the registration statement amendment and/or supplement, as applicable, relating to such registration pursuant to this Section 2(b) is not declared effective within forty-five (45) days (in any case where the SEC has no comments on the registration statement amendment and/or supplement, as applicable) or ninety (90) days (in any case where the SEC has comments on the registration statement amendment and/or supplement, as applicable) of the date such registration statement amendment and/or supplement, as applicable, is first filed with the SEC (so long as the Demand Parties withdraw their request prior to the effective date of the registration statement amendment and/or supplement, as applicable), (B) more than ten percent (10%) of the Registrable Securities requested by the Demand Parties to be included in such Underwritten Shelf Take-Down are not so included pursuant to Section 2(b), or (C) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied. Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any Underwritten Shelf Take-Down, regardless of whether or not such Underwritten Shelf Take-Down counts as one of the permitted Underwritten Shelf Take-Downs under Section 2(a).
(iii)    The Company shall use commercially reasonable efforts to keep effective any registration effected pursuant to this Section 2(b) until the earlier of (i) the date that all of the Registrable Securities registered thereon have been sold and (ii) the date that all Holders whose Registrable Securities are included in such registration notify the Company in writing that they will not make any further sales thereunder.
(iv)    The Company may, by notice to the Holders, suspend for up to ninety (90) days the filing or effectiveness of a registration statement and the use of the related Prospectus for any such Underwritten Shelf Take-Down if the Company determines in good faith that such Underwritten Shelf Take-Down would (i) materially interfere with a significant acquisition, corporate reorganization, financing, securities offering or other similar transaction involving the Company; (ii) require disclosure of material non-public information concerning the Company, the disclosure of which at that time, in the good faith judgment of the Company, would not be in the best interests of the Company; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act. The Company may delay an Underwritten Shelf Take-Down pursuant to this Section 2(b)(iv) only once in any period of 12 consecutive months.

(c)    If the Company proposes to register Common Stock under the Securities Act (other than a registration on Form S-4 or Form S-8, or any successor or other forms promulgated for similar purposes, and other than registrations pursuant to Section 2(a) or Section 2(b)), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt (and, in any event, at least ten (10) Business Days prior to the filing of a registration statement with respect thereto with the SEC) written notice (a “Piggyback Offering Notice”) to the Holders of its intention to do so, the anticipated filing date with the SEC of such registration statement, the anticipated date that the registration statement will be declared or otherwise become effective, whether the offering is to be underwritten and the anticipated date and time that the offering will be made. The registration rights provided for in this Section 2(c) are in addition to, and not in lieu of, the registration rights set forth in Section 2(a) and Section 2(b).
(i)    If the Company delivers a Piggyback Offering Notice, upon the written request of any Holder (which request shall specify the Registrable Securities intended to be included in such registration), made within ten (10) Business Days after the receipt of any such Piggyback Offering Notice, the Company will, subject to the conditions set forth in Section 6, use all commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof.
(ii)    If a registration pursuant to this Section 2(c) involves an underwritten offering, any Holder may, in writing (i) request to include some or all of its Registrable Securities, subject to the conditions set forth in Section 6, and (ii) elect, prior to the effective date of the registration statement filed in connection with such registration, not to register all or any part of such Holder’s Registrable Securities in connection with such registration.
(iii)    [Intentionally omitted].
(iv)    Any Holder may deliver written notice (an “Opt Out Notice”) to the Company requesting that such Holder not receive from the Company any notice of any underwritten offering or any blackout periods contemplated by Section 2(b)(iv). Such Opt Out Notice shall contain a covenant that the Holder will not attempt to effect any sales under the Registration Statement while the Opt Out Notice is in effect; however such Holder may make sales under Rule 144. Any Holder that delivers an Opt Out Notice may later revoke any such notice.
(d)    In connection with its obligations contained in Section 2(a), Section 2(b) and Section 2(c) and during the Effectiveness Period (as defined below), the Company shall use all commercially reasonable efforts to:
(i)    prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Registrable Securities held by the Holders for a period ending on such time as all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold (collectively, the “Effectiveness Period”). The Company shall notify the Holder promptly upon the Registration Statement and each post-effective amendment thereto being declared effective by the SEC and advise the Holder that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(ii)    furnish, upon reasonable request, to each applicable Holder (x) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference into such registration statement or any supplement or amendment thereto), and provide each such applicable Holder the opportunity to object to any information pertaining to such Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Holder with respect to such information prior to filing such registration statement and the prospectus included therein or any supplement or amendment thereto and (y) copies of any and all transmittal letters or other correspondence with the SEC or any other Governmental Authority or self-regulatory organization or other Person having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(iii)    furnish to the Holder with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and such other documents as each such Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Holder;
(iv)    make any necessary blue sky filings;
(v)    advise the Holder and any applicable underwriters, promptly after it shall receive notice or obtain knowledge of the issuance or threat of issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any Legal Proceeding for that purpose; and the Company will promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;
(vi)    with a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as such term is understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) and without regard to volume or manner of sale restrictions, and (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 (and may be further resold without restriction, including, without regard to volume or manner of sale restrictions); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;
(vii)    immediately notify each applicable Holder and each applicable underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (x) the happening of any event as a result of which the prospectus or prospectus supplement contained in any registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(y) the receipt by the SEC of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction; or (z) any SEC request that a registration statement contemplated by the Agreement be amended or supplemented. Following the provision of such notice, the Company agrees as promptly as reasonably practicable to amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
(viii)    in the case of an underwritten offering, use commercially reasonable efforts to furnish upon request, (i) an opinion of counsel for the Company in customary form dated the date of the closing of the underwritten offering, and (ii) a “cold comfort” letter or letters, dated the date of execution of the underwriting agreement and a letter or letters of like kind dated the date of the closing of the underwritten offering, in each case, signed by the independent public accountants who have certified the financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter or letters shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) and as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in an underwritten offering of securities of the Company and such other matters as such underwriters may reasonably request;
(ix)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act in accordance with Rule 158 thereunder (or any similar rule promulgated under the Securities Act) or otherwise;
(x)    make available to the appropriate representatives of the managing underwriter and each applicable Holder who is an Affiliate of the Company access to such information and personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided that the Company need not disclose any information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;
(xi)    provide a transfer agent and registrar or perform the functions thereof, as applicable, for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
(xii)    if any Holder could reasonably be deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act or a “controlling person” within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the registration statement in respect of any registration of Registrable Securities of such Holder pursuant to this Agreement, and any amendment or supplement thereof (any such registration statement or amendment or supplement, a “Holder Underwriter Registration Statement”), then the Company will cooperate with such Holder in allowing such Holder to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy its obligations in respect thereof. In addition, at any Holder’s request, the Company will furnish to such Holder, on the date of the effectiveness of any Holder Underwriter Registration Statement and thereafter from time to time on such dates as such Holder may reasonably request, (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Holder, (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Holder Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” negative assurance for such offering, addressed to such Holder and (iii) a standard officer’s certificate from the Chief Executive Officer and Chief Financial Officer of the Company addressed to such Holder. The Company will also permit one legal counsel to such Holder(s) to review and comment upon any such Holder Underwriter Registration Statement at least five (5) Business Days prior to its filing with the SEC and all amendments and supplements to any such Holder Underwriter Registration Statement within a reasonable number of days prior to their filing with the SEC and not file any Holder Underwriter Registration Statement or amendment or supplement thereto in a form to which such Holder’s legal counsel reasonably objects;
(xiii)    take no direct or indirect action prohibited by Regulation M under the Exchange Act, provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable steps to make any such prohibition inapplicable; and
(xiv)    cause all such Registrable Securities that consist of shares of Common Stock covered by each Registration Statement to be listed on the Trading Market.
The Company understands that the Holder may disclaim being an underwriter, but acknowledges that a determination by the SEC that such Holder is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.
(e)    Except in the event that Section 2(f) below applies, the Company shall during the Effectiveness Period: (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Holder copies of any documents filed pursuant to clause (i) above; and (iii) upon request, inform the Holder who so requests that the Company has complied with its obligations in Section 2(f)(i) below (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Holder to that effect, will use all commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Holder pursuant to Section 2(f)(i) when the amendment has become effective).
(f)    In the event: (i) of any request by the SEC or any other Governmental Authority during the Effectiveness Period for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other Governmental Authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any Legal Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any Legal Proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Holder (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Holder will refrain from selling any Registrable Securities pursuant to the Registration Statement until such Holder is advised in writing by the Company that the current Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus (each such period, a “Suspension Period”). In the event of any Suspension Period, the Company will use all commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Holders. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and the Holder, the Company and the Holder shall be entitled to specific performance in the event that the other Party fails to comply with the provisions of this Section 2(f).
(g)    Notwithstanding the foregoing paragraphs of this Section 2, the Company shall use all commercially reasonable efforts to ensure that (i) a Suspension Period shall not exceed thirty (30) days individually, (ii) Suspension Periods shall not cover more than forty five (45) days, in the aggregate, during any consecutive twelve (12) month period, and (iii) each Suspension Period shall be separated by a period of at least thirty (30) days from a prior Suspension Period. Any suspension of the right to use any registration statement shall result in an extension of the registration period equal to the number of days of the suspension.
(h)    The Company shall cause certificates evidencing the Registrable Securities not to contain any Securities Act legend: (i) upon the effectiveness of a registration statement (including the Registration Statement) covering such Registrable Securities, or (ii) following a sale of such Registrable Securities pursuant to Rule 144, or (iii) upon such Registrable Securities becoming eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following such time as restrictive legends are not required to be placed on certificates representing Shares, the Company will, no later than five (5) Trading Days following the delivery by the Holder to the Company or the Company’s transfer agent of a certificate representing Shares that are Registrable Securities containing a restrictive legend, deliver or cause to be delivered to such Holder a certificate representing such Registrable Securities that is free from all restrictive and other legends. The Company shall, immediately following the Registration Statement being declared effective, cause its counsel to issue a legal opinion to the Company’s transfer agent with respect to the Registrable Securities to effect the removal of the restrictive legend contemplated by this Agreement. The Company may not make any notation on its records or give instructions to any transfer agent for the Registrable Securities that enlarge the restrictions on transfer set forth in this Agreement. Certificates for Shares that are Registrable Securities subject to legend removal hereunder shall be transmitted by the Company’s transfer agent with respect to the Registrable Securities to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company system.
(i)    In the event of any underwritten offering, the Company shall (A) enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering and (B) furnish, in connection with any underwritten registration, on the date that such Registrable Securities are delivered to the underwriters for sale, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, and (2) a “comfort” letter dated as of such date, from the independent auditors of the

Company, in form and substance as is customarily given by independent auditors to underwriters in an underwritten public offering addressed to the underwriters.
(j)    The Company shall use reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any underwriter.
(k)    In the event of an underwritten offering of Registrable Securities in connection with an Underwritten Shelf Take-Down pursuant to Section 2(b), the Company and the Holders agree not to effect, without the prior written consent of a majority of the Holders, based on the number of Registrable Securities then held by the Holders, any public sale or public distribution of any securities that are the same as, or similar to, the Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities (other than a registration on Form S-4 or Form S-8, or any successor or other forms promulgated for similar purposes), during the period commencing fifteen (15) days prior to the effective date of the registration statement relating to such underwritten offering and ending on the ninetieth (90th) day after the effective date of such registration statement.
(l)    The Company shall take all such other reasonable actions as are necessary to effect the registration or facilitate the disposition of the Registrable Securities in accordance with the terms of this Agreement.
3.    Registration Expenses. The Company will pay all Registration Expenses associated with each registration of Registrable Securities pursuant to this Agreement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “blue sky” laws), (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors and accountants for the Company, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (vi) reasonable and documented fees and expenses of one additional counsel selected by the Holders that are, as of the date hereof, holders of at least a majority of the Registrable Securities of such Holders to be included in any registration statement, prospectus or free writing prospectus contemplated by this Agreement.
4.    Indemnification.
(a)    The Company shall indemnify and hold harmless the Holder, its Affiliates and each of their respective officers and directors, members, managers and general and limited partners (and each other Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act)) and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any Legal Proceeding, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act, the Exchange Act, state securities or “blue sky” laws or otherwise (collectively, “Losses”), as incurred, (i) arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement contemplated by this Agreement (including, in each case, all documents incorporated therein by reference), in any preliminary Prospectus or any other prospectus contemplated by this agreement (including, in each case, all documents incorporated therein by reference), or in any summary or final Prospectus or other summary or final prospectus contemplated by this Agreement or free writing Prospectus or other free writing prospectus contemplated by this Agreement (including, in each case, all documents incorporated therein by reference and all amendments and supplements thereto), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading or (ii) arising out of or based upon any violation by the Company or any of its agents of any rule or regulation promulgated under the Securities Act, the Exchange Act, any other similar federal or state securities laws or “blue sky” laws applicable to the Company and relating to action or inaction required of the Company in connection with any registration under which any Registrable Securities were registered (including all documents incorporated therein by reference), in any preliminary prospectus (including all documents incorporated therein by reference), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (including all documents incorporated therein by reference); provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person specifically for use in the preparation thereof. The Company shall notify the Holder promptly of the institution, threat or assertion of any Legal Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any indemnified party and shall survive the transfer of securities by the Holder. Notwithstanding anything to the contrary herein, this Section 4 shall survive any termination or expiration of this Agreement indefinitely.
(b)    In connection with any Registration Statement in which any Holder participates, each such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement (including all documents incorporated therein by reference), in any preliminary Prospectus (including all documents incorporated therein by reference), or in any summary or final Prospectus or free writing Prospectus or in any amendment or supplement thereto (including all documents incorporated therein by reference), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by or on behalf of such Holder for use therein. This indemnity shall be in addition to any liability the Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds (after underwriting fees, commissions or discounts) actually received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.
(c)    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder, except to the extent such indemnifying party is prejudiced thereby.
(d)    If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Holder hereunder exceed the net proceeds (after underwriting fees, commissions or discounts) actually received by such Holder from the sale of the Registrable Securities giving rise to such contribution obligation.
5.    Facilitation of Sales Pursuant to Rule 144. The Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.
6.    Exceptions to the Company’s Obligations.
(a)    Notwithstanding anything in Section 2(c) to the contrary:
(i)    if, at any time after giving a Piggyback Offering Notice, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold in connection therewith, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

(ii)    if a registration pursuant to Section 2(c) involves an underwritten offering, then the Company shall so advise the Holders. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to Section 2(c) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All the Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of securities to be underwritten, or if counsel to the Company or the underwriter(s) advise in writing that the rules or regulations of the Securities Act require such a limitation of the number of securities to be underwritten, then the managing underwriter(s) may exclude securities from the registration and the underwriting, and the number of securities that may be included in the registration and the underwriting shall be allocated, first to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities pro rata based on the ratio that the number of Registrable Securities that each such Holder requesting registration requested to be included in such underwritten offer bears to the total number of Registrable Securities that all other Holders requested to be included in such underwritten offering; provided, that if, as a result of such pro-ration, any Holder shall not be entitled to include in a registration all Registrable Securities of the class that such Holder had requested be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to have a corresponding increase in the amount of Registrable Securities to be included in such underwritten offering; provided, however, that such withdrawal or reduction (x) must be made in writing by the Holder desiring to effect such withdrawal or reduction prior to the earlier of the execution of the underwriting agreement and the execution of the custody agreement with respect to such registration and (y) shall be irrevocable; provided, however, that the right of the underwriter(s) to exclude securities (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that all securities that are not Registrable Securities and are held by any other Person other than the Holder, excluding the Company but including, without limitation, any Person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If the Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.
(b)    It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 that the selling Holder or Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, other Company securities held by them, and the intended method of disposition of such Registrable Securities as shall be required to timely effect the registration of their Registrable Securities.
7.    Miscellaneous.
(a)    Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holder. The Company shall provide prior notice to the Holder of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.
(b)    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the fifth (5th) Business Day after the date mailed, by certified or registered mail, return receipt requested, first class postage prepaid. The address for such notices and communications shall be addressed to the attention of the receiving Party at the address set forth on its signature page hereto.
(c)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 7(c), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Purchaser, and any purported assignment in violation of this Section 7(c) shall be null and void. Notwithstanding anything in the foregoing to the contrary, the rights of the Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned. The Company may not assign its rights or obligations hereunder without the prior written consent of the Purchaser.
(d)    No Third Party Beneficiaries. Except as expressly set forth in Section 4, nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the Parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.
(e)    Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or portable document format (“.pdf”)) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.
(f)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without giving effect to rules or principles of conflicts of law that would require the application of the laws of any other jurisdiction. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in in the City and County of New York and the Federal Courts of the United States sitting in the State, County and City of New York for the purpose of any Legal Proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any Legal Proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any Legal Proceeding brought in such courts and irrevocably waives any claim, objection or defense that any Legal Proceeding brought in any such court has been brought in an inconvenient forum.

(g)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
(h)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.
(i)    Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof.
(j)    Termination. Except for Section 4, this Agreement shall terminate as to the Holder, when all Registrable Securities held by such Holder no longer constitute Registrable Securities.
(k)    Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all securities (including shares of capital stock) of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse stock splits, combinations, recapitalizations, exchanges and the like occurring after the date hereof
(l)    Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the Parties fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure, a non-breaching party hereto will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the Parties shall raise the defense that there is an adequate remedy at law and any requirement to post bond or other security in connection with actions instituted for injunctive relief, specific performance or other equitable remedies. The Parties hereby waive, and shall cause their respective representatives to waive, any requirement for the securing or posting of any bond in connection with any action brought for injunctive relief hereunder.
(m)    Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
(n)    Other Registration Rights. As of the date hereof, except for the July Registration Rights Agreement, the Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, including securities convertible, exercisable or exchangeable into or for shares of any equity securities of the Company. The Company shall not grant any registration rights to third parties that are more favorable than or inconsistent with the rights granted hereunder or enter into any agreement, take any actions or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders of Registrable Securities in this Agreement.
[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

EMERGENT CAPITAL, INC.

By:	/s/ Antony Mitchell
Name:	Antony Mitchell
Title:	Chief Executive Officer
Address:	5355 Town Center Road, Suite 701 Boca Raton, Florida 33486

Signature Page to Registration Rights Agreement

PURCHASER: BRENNAN OPPORTUNITIES FUND I LP

By:	/s/ Patrick T. Brennan
Name:	Patrick T. Brennan
Title:	GP
Address:	1 Sea Breeze Ct Napa, CA 94559